Q1 2018 Results Supplemental Presentation to Earnings Press Release May 1, 2018 Exhibit 99.2

Forward-Looking Statements NuVasive, Inc. (“NuVasive,” “NUVA” or the “Company”) cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this presentation contains selected financial results from the first quarter 2018, as well as projections for 2018 finance guidance and longer-term financial and business goals. The Company’s projections for 2018 financial guidance and longer-term financial performance goals represent current estimates, including initial estimates of the potential benefits, synergies and cost savings associated with acquisitions, which are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s financial guidance and expectations may turn out to be inaccurate because of the preliminary nature of the Company’s forecasts and projections; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected growth and profitability; the risk that acquisitions will not be integrated successfully or that the benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; the loss of key employees; unexpected variations in market growth and demand for the Company’s products and technologies; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating profit margin, which exclude amortization of intangible assets, business transition costs, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation charges and non-cash interest expense (excluding debt issuance cost) and or losses on convertible notes. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency is the use of an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation liabilities, and other significant one-time items. Management calculates the non-GAAP financial measures provided in this presentation excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. For reconciliations of non-GAAP financial measures to the comparable GAAP financial measure, please refer to the supplemental financial information posted on the Investor Relations section of the Company’s corporate website at www.nuvasive.com. Accounting Standards Codification 606 The Company adopted Accounting Standards Codification 606 Revenue from Contracts with Customers (“ASC 606”) as of January 1, 2018, electing full retrospective method of adoption, which resulted in a change in its accounting policy for revenue recognition and related adjustments to the Company’s consolidated financial statements. Financial information included in this presentation for prior periods has been re-casted and presented based on the full retrospective method of adoption of ASC 606.  For more information regarding the Company’s adoption of ASC 606, please see the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

Q1 2018 Financial Performance GAAP diluted loss per share of ($0.53) and non-GAAP diluted EPS of $0.39, up 5.4% despite softness in U.S. market GAAP operating profit margin of (7.0%) and non-GAAP operating profit margin of 12.3% Increased revenue of $260.5M, up 4.6% over prior year Strong International revenue growth of 28% GAAP net loss of ($27.1) million and non-GAAP net income of $20.2 million

Q1 2018 Revenue Drivers

	Revenue (in millions) Q1 2018	Growth Rate Q1 2018 v. Q1 2017	Key Performance Factors
U.S. Spinal Hardware *Includes all Implants, Fixation & NuVasive Specialized Orthopedics (NSO)*	$141.5	⬆ 1%	Growth in case volume of ~5%, and contributions from new product introductions, offset by pricing pressure
U.S. Surgical Support *Includes Biologics, IOM Disposables & NuVasive Clinical Services (NCS)*	$69.6	➡ 0%	Revenue growth of ~$4.5 million from SafePassage acquisition was offset by lower NCS case volume; less than expected weakness in our Biologics product line at (~10%)
International *Includes Puerto Rico*	$49.5	⬆ 20%*	Sixth consecutive quarter with at least 20% revenue growth; strong performances in key markets

*.*Constant currency basis.*

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Q1 2018 P&L Performance

Non-GAAP Measures	1Q18 Actuals	1Q18 YoY Performance Factors
Gross Margin	71.8%	350 bps below prior year of 75.3%. The variance to prior year was primarily driven by slower production throughput at our West Carrollton facility, the addition of SafePassage and stronger mix of the International business
Sales, Marketing & Admin	54.0%	240 bps improvement from prior year
R&D	5.6%	60 bps increase from prior year driven by continued commitment to invest in driving differentiated innovation
Operating Profit Margin	12.3%	170 bps below prior year of 14.0% driven by gross margin pressure primarily associated with slower production throughput at our West Carrollton facility partially offset by operating expense improvements
EPS	$0.39	~5% YoY growth
Adjusted EBITDA Margin	21.1%	280 bps decrease was largely in line with the decrease in operating margin combined with some favorability in share-based compensation in the current year

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The Leader in Lateral. Lateral Single-Position Surgery. XLIF Lateral ALIF XLIF Crestline Lateral MAS Fixation 2018 Disruptive Technology 7

Leading Innovation with Advanced Materials Science™ SURFACE IMAGING STRUCTURE MODULUS PROPRIETARY POROUS TITANIUM COHERE and COALESCE PROPRIETARY POROUS PEEK™ 2018 Disruptive Technology 8

Neuromonitoring 01 PHASE Surgical Planning 02 PHASE Radiation Reduction 03 PHASE Navigation & Imaging 04 PHASE Cloud Integration & Data Connectivity 05 PHASE Data Insights & Smart Tools 06 PHASE Data & Clinical Insights Surgical Intelligence™. Our Roadmap of Innovation. 2018 Disruptive Technology 9

Strategy to more than double the International business over next five years at ~35% non-GAAP operating margins. International Revenue (Constant Currency*, In Millions) ~27% CAGR 10 * Constant currency based on 2017 rates. Building Out NUVA International Platform 4.5% INTERNATIONAL MARKET SHARE - SIGNIFICANT RUNWAY FOR GROWTH

$1,095M – $1,105M Full-Year Non-GAAP Operating Profit Margin Full-Year Revenue ~17.6% Full-Year Non-GAAP EPS $2.44 - $2.47 * NuVasive financial performance guidance as of May 1, 2018, inclusive of SafePassage (closed January 2018). All prior year financial information has been re-casted and presented based on our full retrospective method of adoption of ASC 606 ** Organic revenue growth excludes SafePassage 6.7% - 7.6% Reported 4.7% - 5.7% Organic** 29% - 31% 120 basis points Reiterating 2018 Full-Year Guidance*

CONTRIBUTORS TO REVENUE GROWTH International revenue continues to grow 20%+ New product launches in 2H’17 ramp throughout the year In-sourced manufacturing efforts become significantly accretive in 2H’18 Biologics remains pressured for near-term U.S. spine procedural volumes relatively flat NUVASIVE STILL GROWS AT MULTIPLE OF MARKET AND CONTINUES TO TAKE SHARE NON-GAAP OPERATING MARGIN IMPROVEMENT OF 100 BPS PER YEAR AND ADJUSTED EBITDA OF $295 – $305 MILLION KEY TAKEAWAYS 2018 Guidance Assumptions Unchanged 12

2018 Full-Year Financial Performance Guidance*

Financial Measures	FY18 Guidance	Performance Drivers
Revenue *(as reported)*	$1,095M - $1,105M 6.7% to 7.6% growth	Includes SafePassage contribution; ~$10M currency tailwind
1) U.S. Spinal Hardware **2) U.S. Surgical Support** **3) International**	1) ~1% to ~2% YoY growth 2) ~6% YoY growth 3) ~26% YoY growth	1) Growth expected from new product lines and continued adoption of ReLine 2) Nearly full year of SafePassage contribution 3) ~21% constant currency growth
Non-GAAP Gross Margin	~73.5%	~40 bps YoY decrease driven by the lower gross margin profile of SafePassage and pricing pressure, partially offset by ~80 bps from increased production at the West Carrollton facility
Non-GAAP Sales, Marketing & Admin.	~50.6%	~190 bps YoY improvement driven by international scale, sales force efficiencies and disciplined spending
Non-GAAP R&D	~5.3%	~40 bps YoY increase driven by continued investment in innovation
Non-GAAP Operating Profit Margin	~17.6%	~120 bps YoY improvement driven by manufacturing efficiency, international scale, sales force efficiencies and disciplined SM&A spend
Non-GAAP EPS	$2.44 - $2.47	29% - 31% YoY growth
Adjusted EBITDA Margin	~26.9%	~130 bps YoY increase
Non-GAAP Effective Tax Rate	~23%	Includes the provisional impact of U.S. tax reform, along with continued improvement from internal tax initiatives
Non-GAAP Diluted WASO	~52.2M shares	Decreased slightly from ~52.3M shares in 2017

** NuVasive financial performance guidance as of May 1, 2018, inclusive of SafePassage (closed January 2018). All prior year financial information has been re-casted and presented based on our full retrospective method of adoption of ASC 606*

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Steady Progress Against Investment Thesis

RELENTLESS FOCUS ON DRIVING SHAREHOLDER VALUE

#1 Grow Revenues

International revenue growth 20%; slower than expected U.S. growth, but still growing multiples of the market and taking share.

#2 Expand Operating + EBITDA Margins

Remain committed to annual 100 bps of non-GAAP op margin expansion; slower U.S. market growth creates a headwind, but still committed to 25% non-GAAP op margin goal & adjusted EBITDA margin of ~32%.

#3 Tax Rate Improvement

Driven over 2,000 bps improvement in effective tax rate from 2014-2017 (54% to 33.5%) U.S. tax reform and tax planning expected to drive further improvement to low 20%'s and below.

#4 EPS Growth

Driven significant improvement in non-GAAP EPS from 2014-2017 ($0.67 to $1.89); reflects 182% earnings growth.

#5 Free Cash Flow

FCF growing due to improvements in net earnings, but slower than expected due to headwinds from inventory and capex, with improvement expected in 2H 2018.

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